UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2022

DSS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Wiregrass Pkwy, West Henrietta, NY	14586
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

The information included in Item 2.01 of this Current Report on Form 8-K relating to the Company’s sale of securities is incorporated by reference in this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 12, 2022, DSS, Inc. (the “Company”) entered into Amendment No. 1 (the “First Amendment’) to the Assignment and Assumption Agreement originally entered into on February 25, 2022 (the “Assumption Agreement”) with Alset International Limited (“AI”), a Republic of Singapore limited company and a majority-owned subsidiary of Alset EHome International Inc. (“AEI”). Pursuant to the Assumption Agreement, the Company agreed to purchase a convertible promissory note (the “Note”) from AI for a purchase price of 21,366,177 shares of the Company’s common stock. The number of Company shares of common stock to be issued as consideration was calculated by dividing $8,717,400, the aggregate of the principal amount and the accrued but unpaid interest under the Note, by $0.408 per share. Pursuant to the Assumption Agreement, the number of shares of common stock to be issued by the Company as consideration could be adjusted based on the accrued interest if the parties should agree to close the transaction after May 15, 2022. The Note was issued by American Medical REIT, Inc., a Maryland corporation (“AMRE”), pursuant to a subscription agreement, dated as of October 29, 2021 between AI and AMRE.

The First Amendment revised the Assumption Agreement to remove the provision under which the number of shares to be issued as consideration could be adjusted. On July 12, 2022, the transactions contemplated by the Assumption Agreement and the First Amendment were consummated, AI assigned the Note to the Company, and the Company issued to AI 21,366,177 shares of the Company’s common stock.

AEI, including its majority-owned subsidiaries, is the largest stockholder of the Company. AEI’s Chairman, Chief Executive Officer and largest stockholder Heng Fai Ambrose Chan is also the Chairman of the Company as well as the beneficial owner of the majority of the Company’s outstanding shares.

The foregoing descriptions of the Assumption Agreement, the Note and First Amendment are qualified in their entirety by reference to the full text of the Assumption Agreement, the Note and First Amendment, a copy of each of which is filed herewith as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 2.01 of this Current Report on Form 8-K relating to the Company’s sale of securities is incorporated by reference in this Item 3.02. These securities were offered and sold in a transaction not involving a public offering and in compliance with exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Number	Description
10.1	Assignment and Assumption Agreement
10.2	Convertible Promissory Note
10.3 104	Amendment No.1 to Assignment and Assumption Agreement Cover Page Interactive Date File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSS, INC.

July 14, 2022	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer